RENEO PHARMACEUTICALS, INC. COMMON STOCK REPURCHASE AGREEMENT THIS COMMON STOCK REPURCHASE AGREEMENT Agreement October 30, 2023 Effective Date between vTv Therapeutics LLC Stockholder and Reneo Pharmaceuticals, Inc. Company Party Parties RECITALS The Stockholder desires and voluntarily agrees to sell to the Company an aggregate of 576,443 Repurchased Shares Repurchase he Repurchase, the Parties have agreed to execute and deliver this Agreement. AGREEMENT For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows: 1. Sale and Repurchase. At the Closing (as defined below), the Stockholder agrees to sell, and the Company agrees to repurchase, the Repurchased Shares for a purchase price of $7.64 per share (or an aggregate purchase price of $4,404,024.52) Purchase Price will be paid by wire transfer of immediately available funds Cash Consideration waives any restrictions on transfer or similar restrictions binding upon the Stockholder in connection with the Repurchase of the Repurchased Shares. 2. Closing; Effect of Closing. The closing of the Repurchase under this Agreement (the Closing Closing Date Immediately following the Closing, the Company shall cancel the Repurchased Shares, and the Stockholder shall have no rights as a Company stockholder with respect to the Repurchased Shares, including, without limitation, any right to receive any dividends or other distributions with respect to the Repurchased Shares. 3. Delivery; Payment. At the Closing, the Stockholder shall deliver to the Company a duly executed copy of (i) this Agreement and (ii) an Assignment Separate from Certificate, the form of which is attached hereto as Exhibit A s receipt of (i) a duly executed copy of this Agreement by the Company and (ii) Payment The Cash Consideration shall be paid to one or more accounts designated by the Stockholder. 4. s Representations and Warranties; Acknowledgements. The Stockholder represents, warrants and acknowledges to the Company as follows: (a) Disclosure of Information. The Stockholder has received all the information it considers necessary or appropriate for deciding whether to sell the Repurchased Shares to the Company pursuant to this Agreement. The Stockholder acknowledges (i) that neither the Company, nor any of the Parties (as defined below), has made any representation or warranty, express or implied, except as expressly set forth in this Agreement, regarding any aspect of the sale and purchase of the Repurchased Shares, the operation or financial condition of the Company or the value of the Repurchased Shares, (ii) that the Stockholder is

Related Parties in making its decision to sell the Repurchased Shares to the Company pursuant to this Agreement, and (iii) that the Company is relying upon the truth of the representations and warranties in this Section 4 in connection with the purchase of the Repurchased Shares hereunder. For purposes of this Related Parties officers, partners, employees, attorneys, agents, successors, assigns, current and former stockholders (including current and former limited partners, general partners and management companies), owners, representatives, predecessors, parents, affiliates, associates and subsidiaries. (b) Right, Title, and Interest. The Stockholder is the lawful owner of the Repurchased Shares, has good and marketable title for the Repurchased Shares, and has all right, title and interest in and to the Repurchased Shares. The Stockholder has full right and authority to deliver the Repurchased Shares in connection with this Agreement. The Repurchased Shares are free and clear of all liens, encumbrances, equities, security interests, and any other claims whatsoever. The Repurchased Shares are not subject to any agreements, understandings, trusts, or other collaborative arrangements or understandings with any other party. No third party has any right to prevent the Stockholder from transferring the Repurchased Shares as contemplated by this Agreement, and no third party has any right to receive notice of transfer of the Repurchased Shares as contemplated by this Agreement. The Stockholder s delivery of the Repurchased Shares in accordance with the terms of this Agreement will pass full and valid title to the Repurchased Shares free and clear of any security interests, claims, liens and any other encumbrance. The Stockholder is not aware of any basis for any disputes or challenges regarding the s ownership of the Repurchased s sale of the Repurchased Shares to the Company, and no such disputes or challenges are pending or alleged. (c) Authority. The Stockholder has sole dispositive and voting authority over the Repurchased Shares, and has all requisite legal authority to execute and deliver this Agreement, to sell and deliver the Repurchased Shares, and to carry out and perform all of the Stockholder s obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholder, constitutes the Stockholder s valid and binding obligation, and is enforceable in accordance with its terms. The Stockholder has the capacity to act on its own behalf and on behalf of all who might claim through the Stockholder to bind it to the terms and conditions of this Agreement. The Stockholder has never filed any petition under applicable bankruptcy laws, no such petition has ever been filed involuntarily against the Stockholder, no custodian or receiver has ever been appointed with respect to the Stockholder s assets, and the Stockholder is not now insolvent (before giving effect to the sale of the Repurchased Shares). (d) No Continuing Rights. The Stockholder hereby acknowledges that it shall have no rights with respect to the Repurchased Shares, as a stockholder of the Company or otherwise, with respect to any future sale, acquisition, merger, liquidation, dissolution or other corporate event regarding the Company or its assets (any of Liquidation Transaction expressly acknowledges that any such Liquidation Transaction may result in the payment by the Company a manner such that the amount or on a per share basis) may be greater than the Purchase Price. (e) Value of Repurchased Shares. The Stockholder acknowledges that the worth substantially more than the price at which the Company is purchasing the Repurchased Shares from the Stockholder. THE STOCKHOLDER ACKNOWLEDGES THAT, BY SELLING THE REPURCHASED SHARES TO THE COMPANY PURSUANT TO THIS AGREEMENT, THE STOCKHOLDER WILL NOT BENEFIT FROM ANY FUTURE APPRECIATION IN THE MARKET VALUE OF THE REPURCHASED SHARES.

(f) Adequacy of Payment. THE STOCKHOLDER AGREES THAT THE AMOUNT OF THE PAYMENT IS FAIR AND EQUITABLE TO THE STOCKHOLDER. THE STOCKHOLDER ACKNOWLEDGES THAT ARM S-LENGTH NEGOTIATIONS BETWEEN THE COMPANY AND THE STOCKHOLDER RESULTED IN THE STOCKHOLDER AGREEING TO THE SUFFICIENCY OF THE PAYMENT FOR THE COMPANY S PURCHASE OF THE REPURCHASED SHARES. (g) Consents. No consent, approval, order, or authorization of, and no registration, qualification, designation, declaration, or filing of or with any government authority or third party is required in connection with the Stockholder s sale of the Repurchased Shares to the Company or with the consummation of the transactions contemplated by this Agreement, except as may be required under the U.S securities laws. (h) No Legal, Tax, or Investment Advice. The Stockholder has had an opportunity to review the federal, state, local, and foreign tax consequences of its sale of the Repurchased Shares to the Company. The Stockholder understands that nothing in this Agreement or in any other materials presented to the Stockholder in Stockholder s other agreements under this Agreement constitutes legal, tax, or investment advice. The Stockholder has consulted such legal, tax, and investment advisors as the Stockholder, in its sole discretion, has deemed necessary or appropriate in connection with the sale of the Repurchased Shares under this Agreement. THE STOCKHOLDER ACKNOWLEDGES THAT IT WILL BE RESPONSIBLE FOR ITS OWN TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE STOCKHOLDER S SALE OF THE REPURCHASED SHARES TO THE COMPANY AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. (i) Withholding Taxes. The Company acknowledges that it has received a properly completed IRS Form W-9 from the Stockholder, and the Parties agree that no withholding is required with respect to the Repurchase. 5. The Company and Warranties; Acknowledgements. The Company represents, warrants and acknowledges to the Company as follows: (a) Authority. The Company is duly authorized and has the right, power and authority to enter into this Agreement and the Repurchase and to execute and deliver any other documents to be entered into by it pursuant to or in connection with this Agreement. This Agreement constitutes the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms. (b) Consents. No consent, approval, order, or authorization of, and no registration, qualification, designation, declaration, or filing of or with any government authority or third party is required in connection with the repurchase of the Repurchased Shares from the Stockholder or with the consummation of the transactions contemplated by this Agreement, except as may be required under the U.S securities laws. 6. Release. The Stockholder hereby forever generally and completely releases and discharges the Company and its Related Parties and their respective successors and assigns from any and all claims, liabilities, obligations and demands of every kind and nature, in law, equity or otherwise, known or that reasonably should have been known, disclosed and undisclosed, arising out of the Repurchase. Nothing in this Agreement shall affect the rights, duties and obligations of the Parties under the License Agreement, License Agreement ense Agreement remains in full force and effect in accordance with its terms.

7. Cooperation. The Parties will cooperate as may be reasonably necessary to implement the transactions contemplated by this Agreement. The Stockholder agrees to execute any further documents or instruments reasonably necessary or desirable to carry out the purposes and intent of this Agreement. 8. Costs fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement. 9. No Representations. No Party has relied upon any representations or statements made by any other Party that are not specifically set forth in this Agreement. 10. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The Parties agree that any action brought by any Party to interpret or enforce any provision of this Agreement shall be brought in, and each Party agrees to and does hereby submit to the jurisdiction and venue of, the appropriate state or federal court for the district 11. Entire Agreement. This Agreement constitutes the full and entire understanding between the Parties with regard to the Repurchased Shares. With respect to the Repurchased Shares, no Party will be liable or bound to any other Party in any manner by any representations, warranties, or covenants except as specifically set forth in this Agreement. 12. Waivers and Amendments provision of this Agreement will not be construed as a waiver of such provision and will not prevent that Party from subsequently enforcing each and every other provision of this Agreement. The rights granted to equitable remedies available to that Party. This Agreement may be amended only in writing and only if signed by the Company and the Stockholder. 13. Notices. Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given 1) upon personal delivery or upon deposit in the United States Post Office, by regular or certified mail with postage and fees prepaid, addressed to the appropriate Party at the address provided on the signature page of this Agreement or at such other address as such Party may y, or 2) when sent by email to the email address provided on the signature page of this Agreement, or at such other email address as such Party may y if sent during normal business hours of the recipient, and if sent at a time other than during normal business hours of the recipient, then on the next business day (provided, with respect to notices sent by email so long as such sent email is kept on file by the sending party and the sending party does not receive an automatically generated message from the . 14. Counterparts. This Agreement may be executed in counterparts, all of which will be enforceable against the Parties actually executing such counterparts and all of which together will constitute one instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes. 15. Section Headings. The section headings, titles, and subtitles contained in this Agreement are for convenience only and are not to be relied upon in construing the terms of this Agreement.

16. Severability. If any provision of this Agreement, or the application of any such provision, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, then the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties as expressed in this Agreement. The Parties further agree to replace any such illegal, void, or unenforceable provision with a legal, valid, and enforceable substitute provision that will achieve, to the greatest extent possible, the economic, business, and other purposes of the illegal, void, or unenforceable provision. 17. Successors and Assigns successors and assigns. This Agreement and the Stockholder s rights, duties, benefits, and obligations under this Agreement will inure to the benefit of, and be enforceable by, the Stockholder s successors and assigns. 18. Voluntary Execution of Agreement. This Agreement is executed voluntarily, without any duress or undue influence on the part of any Party or on behalf of any Party. Each Party acknowledge that it: (a) has read this Agreement; (b) understands the terms and consequences of this Agreement; and (c) is fully aware of the legal and binding effect of this Agreement. [SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO COMMON STOCK REPURCHASE AGREEMENT] The parties hereto have executed this Agreement effective as of the date first set forth above. COMPANY: RENEO PHARMACEUTICALS, INC. By: ___________________________________ Name: Gregory J. Flesher Title: President and Chief Executive Officer Email: gflesher@reneopharma.com Address: 18575 Jamboree Road, Suite 275-S Irvine, CA 92612 STOCKHOLDER: VTV THERAPEUTICS LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ Email: _________________________________ Address: _____________________________________ _____________________________________ _____________________________________

EXHIBIT A ASSIGNMENT SEPARATE FROM CERTIFICATE FOR VALUE RECEIVED, VTV THERAPEUTICS LLC hereby sells, assigns and transfers unto Reneo Pharmaceuticals, Inc., a Delaware corporation Company 576,443 shares of the Common Stock of the Company standing in name on the books of the Company as represented by a book- and does hereby irrevocably constitute and appoint the Company and/or Cooley LLP as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises. Dated: October 30, 2023 VTV THERAPEUTICS LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ Email: _________________________________